SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): August 24, 2004
                                                  ---------------

                                  BENIHANA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



           Delaware                 0-26396                 65-0538630
 ----------------------------     ------------          -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)



                8685 Northwest 53rd Terrace, Miami, Florida 33166
               ---------------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------

     Item 2.02   Results of Operations and Financial Condition
                 ---------------------------------------------

           On August 24, 2004, the Registrant issued a press release announcing its earnings press release for the fiscal quarter ended July 18, 2004. A copy of the press release is included with this Report as Exhibit 99.1.

     Item 9.01   Financial Statements and Exhibits
                 ---------------------------------

           (c) Exhibit 99.1. Press Release of Benihana Inc. dated August 24,
2004.






                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   BENIHANA INC.



                                                   By: /s/ Michael R. Burris
                                                       -------------------------
                                                       Michael R. Burris
                                                       Senior Vice President of
                                                       Finance and Treasurer